Exhibit 10.11

SECOND LIEN SECURITY AGREEMENT

THIS SECOND LIEN SECURITY AGREEMENT, dated as of March 13, 2014, among Nautilus Acquisition Holdings, Inc., a Delaware corporation (“Holdings”), Nautilus Merger Sub, LLC, a Delaware limited liability company (“MergerSub”), Vision Holding Corp., a Delaware corporation (the “Company”), National Vision, Inc., a Georgia corporation (“NVI”), each of the Subsidiaries listed on the signature pages hereto or that becomes a party hereto pursuant to Section 8.14 (each such entity being a “Subsidiary Grantor” and, collectively, the “Subsidiary Grantors”; the Subsidiary Grantors, Holdings, MergerSub and the Company are referred to collectively as the “Grantors”), and Morgan Stanley Senior Funding, Inc., as collateral agent (in such capacity, the “Collateral Agent”) for the benefit of the Secured Parties.

W I T N E S S E T H:

WHEREAS, the Company is a party to the Second Lien Credit Agreement, dated as of the date hereof (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, MergerSub, the Company, NVI, the Lenders from time to time party thereto, and Morgan Stanley Senior Funding, Inc., as the Administrative Agent and the Collateral Agent;

WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make Loans to the Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS, pursuant to the Second Lien Guarantee dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Guarantee”), each Grantor party thereto has agreed to unconditionally and irrevocably guarantee, as primary obligor and not merely as surety, to the Collateral Agent for the benefit of the Secured Parties the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations;

WHEREAS, pursuant to that certain Agreement and Plan of Merger, dated as of February 6, 2014 (the “Acquisition Agreement”), by and among Holdings, Initial Borrower, the Company and BSR LLC, Holdings will acquire the Company through an acquisition transaction pursuant to the Acquisition Agreement whereby Initial Borrower will merge (the “Merger”) with and into the Company, with the Company surviving the Merger;

WHEREAS, (i) immediately prior to the Merger, certain stockholders of the Company will contribute Equity Interests held by them (the “Equity Rollover”) to Nautilus Parent, Inc. (“Parent”), (ii) immediately after giving effect to the Merger, the Equity Rollover will remain outstanding and held by Parent and (iii) on the Closing Date, after the Merger, Parent shall contribute (the “Equity Rollover Contribution”) the Equity Rollover to Holdings and thereafter the Company shall be a wholly-owned Subsidiary of Holdings;

WHEREAS, following the consummation of the Acquisition and the Equity Rollover, the Company shall merge with and into NVI, and all rights and obligations of the Company as the “Borrower” shall be assumed by NVI;

WHEREAS, each Grantor is the Borrower or a Guarantor;

WHEREAS, the proceeds of the Loans will be used in part to enable the Borrower to make valuable transfers to the Grantors in connection with the operation of their respective businesses; and

WHEREAS, each Grantor acknowledges that it will derive substantial direct and indirect benefit from the making of the Loans;

NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent, the Collateral Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective Loans, the Grantors hereby agree with the Collateral Agent, for the benefit of the Secured Parties, as follows:

1.           Defined Terms.

(a)         Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

(b)         Terms used herein without definition that are defined in the UCC have the meanings given to them in the UCC, including the following terms (which are capitalized herein): Account, Chattel Paper, Commercial Tort Claims, Commodity Contract, Deposit Accounts, Documents, Fixtures, Goods, Instruments, Inventory, Letter-of-Credit Right, Securities, Securities Accounts, Security Entitlement, Software, Supporting Obligation and Tangible Chattel Paper.

(c)          The following terms shall have the following meanings:

“Collateral” shall have the meaning provided in Section 2.

“Collateral Account” shall mean any collateral account established by the Collateral Agent as provided in Section 5.1 or Section 5.3.

“Collateral  Agent”  shall  have  the  meaning  provided  in  the  preamble  to  this  Security Agreement.

“Company” shall have the meaning provided in the preamble to this Security Agreement.

“Control” shall mean “control,” as such term is defined in Section 9-104 or 9-106, as applicable, of the UCC.

“Copyrights” shall mean, with respect to any Person, all of the following now owned or hereafter acquired by such Person: (i) all copyrights arising under the laws of the United States, whether as author, assignee, transferee, licensee or otherwise, including copyrights in Software, and (ii) all registrations and applications for registration of any such copyright in the United States, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, including those U.S. registered copyrights owned by any Grantor and listed on Schedule 1.

“Default” or “Event of Default” shall mean a “default” or “event of default” under the Credit Agreement.

“Equipment” shall mean all “equipment,” as such term is defined in Article 9 of the UCC, now or hereafter owned by any Grantor or to which any Grantor has rights and, in any event, shall include all machinery, equipment, furnishings, movable trade fixtures and vehicles now or hereafter owned by any Grantor or to which any Grantor has rights and any and all Proceeds, additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto; but excluding equipment to the extent it is subject to a Lien permitted pursuant to clauses (vi) (solely with respect to clause (d) of Section 10.1 of the Credit Agreement), (vii) (to the extent that such Lien permitted by clause (vii) is listed on Schedule 10.2 of the Credit Agreement), (viii), (ix) and (xx) (to the extent the value of any such property subject to clause (xx) does not exceed the maximum amount of obligations permitted by such clause (xx)) of the definition of “Permitted Liens” in the Credit Agreement if the contract or other agreement in which such Lien is granted (or the documentation providing for such Indebtedness) prohibits assignment of, or granting of a security interest in, such Grantor’s rights and interests therein) or creates a right of termination in favor of any other party thereto (other than a Credit Party) as a result of such assignment or granting of a security interest (in each case, other than to the extent that any such prohibition or restriction would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law and other than any proceeds and receivables of such Equipment, the assignment of which is expressly deemed effective under the UCC of any relevant jurisdiction or any other applicable law notwithstanding such prohibition or restriction), provided, that immediately upon the repayment of all Indebtedness secured by such Lien, such Grantor shall be deemed to have granted a Security Interest in all the rights and interests with respect to such equipment.

“Excluded Property” shall mean (i) any Vehicles and other assets subject to certificates of title, (ii) Letter-of-Credit Rights except to the extent perfection of a security interest therein may be accomplished by filing financing statements in appropriate form in the applicable jurisdiction under the UCC, (iii) any property that is subject to a Lien permitted pursuant to clauses (vi) (solely with respect to clause (d) of Section 10.1 of the Credit Agreement), (vii) (to the extent such lien permitted by clause (vii) is listed on Schedule 10.2 of the Credit Agreement), (viii), (ix) and (xx) (to the extent the value of any such property subject to clause (xx) does not exceed the maximum amount of obligations permitted by such clause (xx)) of the definition of “Permitted Liens” in the Credit Agreement if the contract or other agreement in which such Lien is granted (or the documentation providing for such Indebtedness) prohibits the creation of any other Lien on such property or creates a right of termination in favor of any other party thereto (other than a Credit Party) as a result of the creation of any such Lien (in each case, other than to the extent that any such prohibition or restriction would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law) and other than any proceeds and receivables of such Equipment, the assignment of which is expressly deemed effective under the UCC of any relevant jurisdiction or any other applicable law notwithstanding such prohibition or restriction, (iv) (x) all leasehold interests in real property and (y) any parcel of real estate and the improvements thereto owned in fee by a Credit Party not constituting Mortgaged Property (but nor any Collateral located thereon), (v) any “intent to use” Trademark application filed in the United States Patent and Trademark Office unless and until an amendment to allege use or a statement of use has been filed and accepted by the United States Patent and Trademark Office, (vi) except to the extent a security interest therein can be perfected by filing a financing statement under the UCC of any relevant jurisdiction, deposit accounts, securities accounts, commodities accounts and any other assets requiring perfection through control agreements or perfection by “control” (other than any Pledged Shares or Pledged Debt (as defined in the Pledge Agreement) or any Instruments or Chattel Paper required to be delivered pursuant to this Security Agreement), (vii) any contract, lease, license, agreement, instrument or indenture, in each case, only to the extent and for so long as the grant of a security interest therein by the applicable Grantor (x) is prohibited by such contract, lease, license, agreement, instrument or indenture without the consent of any other party thereto (other than a Credit Party), (y) would give any other party (other than a Credit Party) to any such contract, lease, license, agreement, instrument or indenture the right to terminate its obligations thereunder or (z) is permitted only with consent and all necessary consents (other than those of a Credit Party) to such grant of a security interest have not been obtained from the other parties thereto (other than to the extent that any such prohibition referred to in clauses (x), (y) and (z) would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law and other than any proceeds and receivables of such contract, lease, license, agreement, instrument or indenture, the assignment of which is expressly deemed effective under the UCC of any relevant jurisdiction or any other applicable law notwithstanding such prohibition or restriction) (it being understood that the foregoing shall not be deemed to obligate such Grantor to obtain such consents), provided that the foregoing limitation shall not affect, limit, restrict or impair the grant by such Grantor of a Security Interest pursuant to this Security Agreement in any Account or any money or other amounts due or to become due under any such contract, lease, license, agreement, instrument or indenture; (viii) any Commercial Tort Claim with a claim value of less than $10,000,000; provided that with respect to clauses (iii) and (vi), such property shall be Excluded Property only to the extent and for so long as such prohibition is in effect; provided further that proceeds and products from any and all of the of the foregoing that would constitute Excluded Property shall also not be considered Collateral and proceeds and products from any and all of the of the foregoing that do not constitute Excluded Property shall be considered Collateral.

“General Intangibles” shall mean all “general intangibles” as such term is defined in Article 9 of the UCC and, in any event, including with respect to any Grantor, all contracts, agreements, instruments and indentures in any form, and portions thereof, to which such Grantor is a party or under which such Grantor has any right, title or interest or to which such Grantor or any property of such Grantor is subject, as the same may from time to time be amended, supplemented or otherwise modified, including (a) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (b) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guarantee with respect thereto, (c) all claims of such Grantor for damages arising out of any breach of or default thereunder and (d) all rights of such Grantor to terminate, amend, supplement, modify or exercise rights or options thereunder.

“Grantor” shall have the meaning assigned to such term in the recitals hereto.

“Intellectual   Property”   shall   mean   all   U.S.   intellectual   property,   including   all (i) (a) Patents, inventions, processes, developments, technology and know-how; (b) Copyrights, graphics, advertising materials, labels, package designs and photographs; (c) Trademarks; (d) trade secrets, designs, rights in Software, data, databases and confidential, proprietary or non-public information; and (e) all other intellectual property rights, and (ii) all rights, priorities and privileges related thereto and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all Proceeds therefrom.

“Investment Property” shall mean all Securities (whether certificated or uncertificated), Security Entitlements and Commodity Contracts of any Grantor (other than Excluded Stock and Stock Equivalents).

“Obligations” shall mean the Obligations (as defined in the Credit Agreement).

“Patents” shall mean, with respect to any Person, all of the following now owned or hereafter acquired by such Person: (a) all patents of the United States, all registrations and recordings thereof, and all applications for patent of the United States, including issuances, recordings and pending applications in the United States Patent and Trademark Office, and (b) all reissues, reexaminations, continuations, divisions, continuations-in-part, or extensions thereof, and the inventions, discoveries or designs disclosed or claimed therein, including those U.S. patents and applications therefor owned by any Grantor and listed on Schedule 2.

“Proceeds” shall mean all “proceeds” as such term is defined in Article 9 of the UCC and, in any event, shall include with respect to any Grantor, any consideration received from the sale, exchange, license, lease or other disposition of any asset or property that constitutes Collateral, any value received as a consequence of the possession of any Collateral and any payment received from any insurer or other Person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property that constitutes Collateral, and shall include (a) all cash and negotiable instruments received by or held on behalf of the Collateral Agent, (b) any claim of any Grantor against any third party for (and the right to sue and recover for and the rights to damages or profits due or accrued arising out of or in connection with) (i) past, present or future infringement of any Patent now or hereafter owned by any Grantor, (ii) past, present or future infringement or dilution of any Trademark now or hereafter owned by any Grantor or injury to the goodwill associated with or symbolized thereby, (iii) past, present or future infringement of any Copyright now or hereafter owned by any Grantor and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

“Registered Intellectual Property” shall mean all Copyrights, Patents and Trademarks issued by, registered with, renewed by or the subject of a pending application before the United States Patent and Trademark Office or the United States Copyright Office.

“Secured Parties” shall mean the “Secured Parties” as defined in the Credit Agreement.

“Security Agreement” shall mean this Second Lien Security Agreement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

“Security Interest” shall have the meaning provided in Section 2.

“Short-form Intellectual Property Security Agreement” shall have the meaning assigned to such term in Section 3.2(b).

“Termination Date” shall have the meaning provided in Section 6.5(a).

“Trademarks” shall mean, with respect to any Person, all of the following now owned or hereafter acquired by such Person: (i) all trademarks, service marks, trade names, brand names, domain names, corporate names, company names, business names, fictitious business names, trade dress, logos, other source or business identifiers and designs, now existing or hereafter adopted or acquired, all registrations and recordings thereof (if any), and all registration and applications filed in connection therewith, including registrations and applications in the United States Patent and Trademark Office or any similar offices in any State of the United States, and all extensions or renewals thereof and (ii) all goodwill associated therewith or symbolized thereby, including those U.S. registered trademarks and applications therefor owned by any Grantor and listed on Schedule 3 hereto.

“UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York; provided, however, that, in the event that, by reason of any provisions of law, any of the attachment, perfection or priority of the Collateral Agent’s and the Secured Parties’ security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

“Vehicles” shall mean all cars, trucks, trailers, and other vehicles covered by a certificate of title law of any state and all tires and other appurtenances to any of the foregoing.

Sections 1.2, 1.5, 1.9 and 1.10 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

2.           Grant of Security Interest.

(a)         Each Grantor hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a lien on and security interest in (the “Security Interest”), all of its right, title and interest in, to and under all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations:

(i)          all Accounts;

(ii)         all Chattel Paper;

(iii)        all Commercial Tort Claims described on Schedule 4 (as such Schedule may be amended from time to time);

(iv)        all Documents;

(v)         all Equipment, Fixtures and Goods;

(vi)        all General Intangibles;

(vii)       all Instruments;

(viii)      all Intellectual Property;

(ix)         all Inventory;

(x)          all Investment Property;

(xi)         all Deposit Accounts;

(xii)        all Supporting Obligations;

(xiii)       all books and records pertaining to the Collateral; and

(xiv)      the extent not otherwise included, all Proceeds and products of any and all of the foregoing;

provided that (x) the Collateral (or any defined term used in the definition thereof) for any Obligations shall not include any (A) Excluded Stock and Stock Equivalents with respect to such Obligations, (B) Excluded Property or (C) any assets with respect to which, (1) in the reasonable judgment of the Collateral Agent and the Borrower (as agreed in writing), the cost or other consequences of granting a security interest in favor of the Secured Parties under the Security Documents shall be excessive in view of the benefits to be obtained by the Lenders therefrom, or (2) granting a security interest in such assets in favor of the Secured Parties under the Security Documents would result in materially adverse tax consequences or would require obtaining the consent of any governmental authority, in each case as reasonably determined by the Borrower in consultation with the Collateral Agent, and (y) none of the items included in clauses (i) through (xiv) above shall constitute Collateral to the extent (and only to the extent) that the grant of the Security Interest therein would violate any Requirement of Law applicable to such Collateral (other than to the extent that any such prohibition would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law and other than any proceeds and receivables of such contract, lease, license, agreement, instrument or indenture, the assignment of which is expressly deemed effective under the UCC of any relevant jurisdiction or any other applicable law notwithstanding such prohibition or restriction); provided, however, that Collateral shall include any Proceeds, substitutions or replacements of any assets referred to in the foregoing clauses (x) and (y) (unless such Proceeds, substitutions or replacements would constitute assets referred to in clause (x) or (y)).

(b)         Each Grantor hereby irrevocably authorizes the Collateral Agent and its Affiliates, counsel and other representatives, at any time and from time to time, to file or record financing statements, amendments to financing statements and, with notice to the applicable Grantors, other filing or recording documents or instruments with respect to the Collateral in such form and in such offices as the Collateral Agent reasonably determines appropriate to perfect the Security Interests of the Collateral Agent under this Security Agreement, and such financing statements and amendments may describe the Collateral covered thereby as “all assets”, “all assets now owned or hereafter acquired” or words of similar effect, provided that with respect to fixtures the Collateral Agent shall only file or record financing statements in the jurisdiction of organization of a Grantor, except in connection with a Mortgage. Each Grantor hereby also authorizes the Collateral Agent and its Affiliates, counsel and other representatives, at any time and from time to time, to file continuation statements with respect to previously filed financing statements.

Subject to the limitations contained herein and in the Credit Agreement, each Grantor hereby agrees to provide to the Collateral Agent, promptly upon request, any information reasonably necessary to effectuate the filings or recordings authorized by this Section 2(b).

The Collateral Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office), with the signature of each applicable Grantor, such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted hereunder by each Grantor and naming any Grantor or the Grantors as debtors and the Collateral Agent, as the case may be, as secured party.

The Security Interests are granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral, unless the Collateral Agent has expressly assumed such obligations or liabilities and released the Grantors from such obligations and liabilities.

3.           Representations and Warranties.

Each Grantor hereby represents and warrants to the Collateral Agent and each Secured Party on the date hereof that:

3.1         Title; No Other Liens. Except for (a) the Security Interest granted to the Collateral Agent for the benefit of the Secured Parties pursuant to this Security Agreement and the Pledge Agreement and (b) the Liens permitted by the Credit Agreement, such Grantor owns, or has valid leaseholds in or the right to use, each item of the Collateral free and clear of any and all Liens. To the knowledge of such Grantor, no security agreement, financing statement or other public notice with respect to all or any part of the Collateral that evidences a Lien securing any material Indebtedness is on file or of record in any public office, except such as (i) have been filed in favor of the Collateral Agent for the benefit of the Secured Parties pursuant to this Security Agreement, (ii) are permitted by the Credit Agreement or (iii) relate to obligations no longer outstanding or are in respect of commitments to lend which have been terminated.

3.2         Perfected Liens.

(a)         After giving effect to the Transactions, this Security Agreement is effective to create in favor of the Collateral Agent, for its benefit and for the benefit of the Secured Parties, legal, valid and enforceable Security Interests in the Collateral (with respect to Collateral consisting of Capital Stock of Foreign Subsidiaries, Stock Equivalents issued by Foreign Subsidiaries and Indebtedness of Foreign Subsidiaries, to the extent the enforceability of such Security Interest is governed by the UCC), subject to the effects of bankruptcy, insolvency or similar laws affecting creditors’ rights generally, general equitable principles, and principles of good faith and fair dealing.

(b)         Subject to the limitations set forth in clause (c) of this Section 3.2, the Security Interests granted pursuant to this Security Agreement (i) will constitute valid and perfected Security Interests in the Collateral (to the extent perfection may be obtained by the filings or other actions described in clause (A), (B) or (C) of this paragraph) in favor of the Collateral Agent, for the benefit of the Secured Parties, as collateral security for the Obligations, upon (A) with respect to Collateral in which perfection can be obtained by filing a financing statement, the filing in the applicable filing offices of all financing statements, in each case, naming each Grantor as “debtor” and the Collateral Agent as “secured party” and describing the Collateral, (B) with respect to Instruments, Chattel Paper, Certificated Securities and negotiable Documents, delivery to the Collateral Agent (or its bailee) of all Instruments, Chattel Paper, Certificated Securities and negotiable Documents in each case, properly endorsed for transfer in blank and (C) with respect to Intellectual Property that is not Excluded Property, completion or recordation of the filing of a fully executed agreement substantially in the form of Annex B hereof (the “Short-form Intellectual Property Security Agreement”) and containing a description of all Collateral constituting Registered Intellectual Property in the United States Patent and Trademark Office, with respect to U.S. registered and applied for Patents and Trademarks, within 90 days from the execution date of such Short-form Intellectual Property Security Agreement, or in the United States Copyright Office, with respect to U.S. registered Copyrights, within thirty (30) days from the execution date of such Short-form Intellectual Property Security Agreement, as applicable and (ii) are prior to all other Liens on the Collateral other than Liens permitted pursuant to Section 10.2 of the Credit Agreement.

(c)         Notwithstanding anything to the contrary herein, no Grantor shall be required to perfect the Security Interests granted by this Security Agreement or the Pledge Agreement by any means other than by (i) filings pursuant to the Uniform Commercial Code of the relevant State(s), (ii) filings approved or required by United States federal government offices with respect to Registered Intellectual Property under applicable United States law; (iii) delivery to the Collateral Agent (or its bailee) to be held in its possession of all Collateral consisting of (y) Pledge Shares and Pledge Debt (each as defined in the Pledge Agreement) and (z) Tangible Chattel Paper, Instruments or Certificated Securities (other than Pledge Shares and Pledge Debt) with a fair market value in excess of $10,000,000 individually; and (iv) actions to perfect a security interest in Commercial Tort Claims to the extent set forth in Section 4.1(f). No additional actions shall be required hereunder with respect to any assets that are located outside of the United States or assets that require action under the law of any non-U.S. jurisdiction to create or perfect a security interest in such assets; it being understood, for the avoidance of doubt, that this should not affect any requirement of the Credit Agreement to execute any Non-U.S. Security Documents.

(d)         It is understood and agreed that the Security Interests in cash and Investment Property created hereunder shall not prevent the Grantors from using such assets in the ordinary course of their respective businesses.

3.3         Schedules

(a)          As of the Closing Date, Schedule 1 sets forth a true and complete list of all of each Grantor’s United States registered and applied for Copyrights, including the name of the registered owner and the registration number.

(b)         As of the Closing Date, Schedule 2 and Schedule 3 set forth a true and complete list of all of each Grantor’s Patents and Trademarks, respectively, applied for or registered with the United States Patent and Trademark Office, including the name of the registered owner or applicant and the registration, application, or publication number, as applicable, of each United States Patent or United States registered Trademark owned by each Grantor.

(c)         As of the Closing Date, Schedule 5(a) sets forth, with respect to each Grantor,  (i) its exact legal name, as such name appears in its respective certificate of incorporation or formation or any other organizational document filed in its jurisdiction of incorporation, formation or organization, (ii) its type of organization, (iii) its organizational identification number, if any, (iv) its jurisdiction of formation and (v) the address of its chief executive office. As of the Closing Date, set forth in Schedule 5(b) hereto is a list of (w) any other corporate or organizational legal names each Grantor has had, together with the date of the relevant change, (x) all other names used by each Grantor, (y) any other business or organization to which each Grantor became the successor by merger, consolidation or acquisition, (other than any merger or consolidation with, or acquisition from, any other Grantor), and in each case to the extent such merger, consolidation or acquisition exceeded $10,000,000, and any changes in the form, nature or jurisdiction of organization or otherwise, and (z) all other names used by each Grantor on any filings with the Internal Revenue Service, in the case of each of clauses (w) through (z), at any time in the past five years. As of the Closing Date, except as set forth in Schedule 5(c), no Grantor has changed is jurisdiction of organization at any time during the past four months.

4.           Covenants.

Each Grantor hereby covenants and agrees with the Collateral Agent and the Secured Parties that, from and after the date of this Security Agreement until the Termination Date:

4.1         Maintenance of Perfected Security Interest; Further Documentation.

(a)         Except as otherwise permitted in the Credit Documents, such Grantor shall maintain the Security Interest created by this Security Agreement as a perfected Security Interest having at least the priority described in Section 3.2(b) and shall use commercially reasonable efforts to defend such Security Interest against the material claims and demands of all Persons (except to the extent that the Agent and the Borrower agree that the cost of such defense is excessive in relation to the benefit to the Lenders of the security interest and priority), in each case other than a Security Interest in assets of such Grantor subject to a disposition permitted by Sections 10.3 and 10.4 of the Credit Agreement to a Person that is not a Credit Party, and in each case subject to Section 3.2(c).

(b)         Such Grantor will furnish to the Collateral Agent and the Lenders from time to time statements and schedules further identifying and describing the Collateral of such Grantor and such other reports in connection therewith as the Collateral Agent may reasonably request.

(c)         Such Grantor will furnish to the Collateral Agent at the time of the delivery of the financial statements provided for in Section 9.1(a) of the Credit Agreement (or, if the Credit Agreement is no longer in effect, on an annual basis): a schedule setting forth any new or additional (A) Registered Intellectual Property owned by any Grantor, which has not been previously disclosed to the Collateral Agent, following the Closing Date (or following the date of the last supplement provided to the Collateral Agent pursuant to this Section 4.1(c)), all in reasonable detail, and (B) within thirty (30) days following the delivery of such financial statements, execute and file appropriate documents or instruments with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, evidencing the Collateral Agent’s security interest in such new or additional Registered Intellectual Property.

(d)         Subject to clause (e) below and Section 4.1(a), each Grantor agrees that at any time and from time to time, at the expense of such Grantor, it will execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements and other documents, including all applicable documents required under Section 3.2(b)(C)), which may be required under any applicable law, or which, subject to the terms of the Intercreditor Agreements, the Collateral Agent may reasonably request, in order (i) to grant, preserve, protect and perfect the validity and priority of the Security Interests created or intended to be created hereby or (ii) to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral, including the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Security Interests created hereby and all applicable documents required under Section 3.2(b)(C), all at the expense of such Grantor.

(e)         Notwithstanding anything in this Section 4.1 to the contrary, (i) with respect to any assets acquired by such Grantor after the date hereof that are required by the Credit Agreement to be subject to the Lien created hereby or (ii) with respect to any Person that, subsequent to the date hereof, becomes a Subsidiary that is required by the Credit Agreement to become a party hereto, the relevant Grantor after the acquisition or creation thereof shall promptly take all actions required by the Credit Agreement and this Section 4.1.

(f)          As of the date hereof, each Grantor hereby represents and warrants that it holds no Commercial Tort Claims with a claim value of $10,000,000 or more other than those listed in Schedule 4. If any Grantor shall at any time hold or acquire a Commercial Tort Claim with a claim value of $10,000,000 or more, such Grantor shall promptly (and in any event within thirty (30) days upon obtaining knowledge thereof, or such longer period as the Collateral Agent may reasonably agree) notify the Collateral Agent in a writing signed by such Grantor of the brief details thereof which writing shall serve to supplement Schedule 4 hereto.

(g)         With respect to each material item of its Intellectual Property included in the Collateral, each Grantor agrees to take, at its expense, all commercially reasonable steps, including, without limitation, in the United States Patent and Trademark Office and the United States Copyright Office, to (i) maintain the validity and enforceability of such material Intellectual Property and maintain such material Intellectual Property in full force and effect, and (ii) pursue the registration and maintenance of each patent, trademark or servicemark registration or application, or copyright registration or application, now or hereafter included in such material Intellectual Property of such Grantor, including, without limitation, the payment of required fees and taxes, the filing of responses to office actions issued by the United States Patent and Trademark Office and the United States Copyright Office, the filing of affidavits under Sections 8 and 15 of the U.S. Trademark Act, and the payment of maintenance fees. Each Grantor shall take all commercially reasonable steps which it, or the Collateral Agent (during the continuation of an Event of Default), deems reasonable and appropriate under the circumstances to preserve and protect each material item of its Intellectual Property included in the Collateral, including, without limitation, maintaining the quality of any and all products or services used or provided in connection with any of the material Trademarks, at least consistent with the quality of the products and services as of the date hereof, and taking all steps necessary to ensure that all licensed users of any of the material Trademarks use such consistent standards of quality.

4.2         Changes in Locations, Name, etc. Each Grantor will furnish to the Collateral Agent promptly (and in any event within thirty (30) days (or such longer period as the Collateral Agent may reasonably agree) of such change) a written notice of any change (i) in its legal name, (ii) in its jurisdiction of organization or, if not a registered organization, location for purposes of the UCC, (iii) in its type of organization or corporate structure which would impair the perfection and priority of the Security Interest granted hereby; or (iv) in its organizational identification number (if any). Each Grantor agrees promptly to provide the Collateral Agent with certified organizational documents reflecting any of the changes described in the first sentence of this paragraph and take all other action reasonably necessary to maintain the perfection and priority of the security interest of the Collateral Agent for the benefit of the Secured Parties in the Collateral and, subject to Section 3.2(c), take all other action reasonably necessary to maintain the perfection and priority of the security interest of the Collateral Agent for the benefit of the Secured Parties in the Collateral.

5.           Remedial Provisions.

5.1         Certain Matters Relating to Accounts.

(a)         At any time after the occurrence and during the continuance of an Event of Default and after giving reasonable notice to the Borrower and any other relevant Grantor, the Collateral Agent shall have the right, but not the obligation, to make test verifications of the Accounts in any manner and through any medium that the Collateral Agent reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Collateral Agent may require in connection with such test verifications. The Collateral Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party.

(b)         The Collateral Agent hereby authorizes each Grantor to collect such Grantor’s Accounts and the Collateral Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default and after giving reasonable prior notice to the Borrower and any other relevant Grantor. If required in writing by the Collateral Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Accounts, when collected by any Grantor, (i) shall be forthwith (and, in any event, within two (2) Business Days) deposited by such Grantor in the exact form received, duly endorsed by such Grantor to the Collateral Agent if required, in a Collateral Account maintained under the sole dominion and control of and on terms and conditions reasonably satisfactory to the Collateral Agent, subject to withdrawal by the Collateral Agent for the account of the Secured Parties only as provided in Section 5.4 and (ii) until so turned over, shall be held by such Grantor in trust for the Collateral Agent and the Secured Parties, segregated from other funds of such Grantor. Each such deposit of Proceeds of Accounts shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

(c)          At the Collateral Agent’s request at any time after the occurrence and during the continuance of an Event of Default, subject to the terms of the Intercreditor Agreement, each Grantor shall deliver to the Collateral Agent all original (if available) and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Accounts, including all original (if available) orders, invoices and shipping receipts.

(d)         Each Grantor hereby grants to the Collateral Agent, to be exercised solely upon the occurrence and during the continuance of an Event of Default, subject to the terms of the Intercreditor Agreements, solely for the purpose of enabling Agent to exercise rights and remedies under this Article 5, and solely to the extent such grant would not constitute or result in the abandonment, termination, acceleration, invalidation of or rendering unenforceable any right, title or interest therein or result in a breach of the terms of, or constitute a breach or default under such Intellectual Property, a non-exclusive, fully paid-up, royalty-free, worldwide license to use, license or sublicense (on a non-exclusive basis) any of the Intellectual Property included in the Collateral and now owned or hereafter acquired by such Grantor (subject to the rights of any person or entity under any pre-existing license or other agreement); provided, however, that nothing in this Section 5.1 shall require any Grantor to grant any license that is prohibited by any rule of law, statute or regulation or is prohibited by, or constitutes a breach of default under or results in the termination of or gives rise to any right of acceleration, modification or cancellation under any contract, license, agreement, instrument or other document evidencing, giving rise to a right to use or theretofore granted with respect to such property, provided, further, that such licenses to be granted hereunder with respect to Trademarks shall be subject to reasonable quality control standards applicable to each such Trademark as in effect as of the date such licenses hereunder are granted. Any license granted pursuant to this Section 5.1(d) shall be exercisable solely during the continuance of an Event of Default.

5.2         Communications with Credit Parties; Grantors Remain Liable.

(a)         The Collateral Agent in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default, subject to the terms of the Intercreditor Agreement, after giving reasonable notice to the relevant Grantor of its intent to do so, communicate with obligors under the Accounts to verify with them to the Collateral Agent’s satisfaction the existence, amount and terms of any Accounts. The Collateral Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party.

(b)         Upon the written request of the Collateral Agent at any time after the occurrence and during the continuance of an Event of Default, subject to the terms of the Intercreditor Agreement, each Grantor shall notify obligors on the Accounts that the Accounts have been assigned to the Collateral Agent for the benefit of the Secured Parties and that payments in respect thereof shall be made directly to the Collateral Agent.

(c)         Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Accounts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Unless the Collateral Agent has expressly in writing assumed the obligations and liabilities with respect thereto, and released the Grantors therefrom, neither the Collateral Agent nor any Secured Party shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Security Agreement or the receipt by the Collateral Agent or any Secured Party of any payment relating thereto, nor shall the Collateral Agent or any Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

5.3         Proceeds to be Turned Over To Collateral Agent. In addition to the rights of the Collateral Agent and the Secured Parties specified in Section 5.1 with respect to payments of Accounts, if an Event of Default shall occur and be continuing and the Collateral Agent, subject to the terms of the Intercreditor Agreement, so requires by notice in writing to the relevant Grantor, all Proceeds received by any Grantor consisting of cash, checks and other near cash items shall be held by such Grantor in trust for the Collateral Agent and the Secured Parties, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Collateral Agent in the exact form received by such Grantor (duly endorsed by such Grantor to the Collateral Agent, if required). All Proceeds received by the Collateral Agent hereunder shall be held by the Collateral Agent in a Collateral Account maintained under its dominion and control and on terms and conditions reasonably satisfactory to the Collateral Agent. All Proceeds while held by the Collateral Agent in a Collateral Account (or by such Grantor in trust for the Collateral Agent and the Secured Parties) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 5.4.

5.4         Application of Proceeds. Subject to the terms of the Intercreditor Agreement, the Collateral Agent shall apply the proceeds of any collection or sale of the Collateral as well as any Collateral consisting of cash, at any time after receipt in the order set forth in Section 11.14 of the Credit Agreement.

If, despite the provisions of this Agreement, any Secured Party shall receive any payment or other recovery in excess of its portion of payments on account of the Obligations to which it is then entitled in accordance with this Agreement, such Secured Party shall hold such payment or other recovery in trust for the benefit of all Secured Parties hereunder for distribution in accordance with this Section 5.4.

5.5         Code and Other Remedies. Subject to the terms of the Intercreditor Agreement, if an Event of Default shall occur and be continuing, and after giving prior notice to the Borrower and any applicable Grantor, the Collateral Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC or any other applicable law and also may with notice to the relevant Grantor, sell the Collateral or any part thereof in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Collateral Agent or any Secured Party or elsewhere for cash or on credit or for future delivery at such price or prices and upon such other terms as are commercially reasonable irrespective of the impact of any such sales on the market price of the Collateral. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers of such Collateral to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and, upon consummation of any such sale, the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal that it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Collateral Agent and any Secured Party shall have the right upon any such public sale, and, to the extent permitted by law, upon any such private sale, to purchase the whole or any part of the Collateral so sold, and the Collateral Agent or such Secured Party may pay the purchase price by crediting the amount thereof against the Obligations. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days’ notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by law, each Grantor hereby waives any claim against the Collateral Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree. Each Grantor further agrees, at the Collateral Agent’s request, to assemble the Collateral and make it available to the Collateral Agent, at places which the Collateral Agent shall reasonably select, whether at such Grantor’s premises or elsewhere. The Collateral Agent shall apply the net proceeds of any action taken by it pursuant to this Section 5.5 in accordance with the provisions of Section 5.4.

5.6         Deficiency. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the reasonable and documented fees and disbursements of any attorneys employed by the Collateral Agent or any Secured Party to collect such deficiency (in each case subject to the limitations set forth in Section 13.5 of the Credit Agreement).

5.7         Amendments, etc. with Respect to the Obligations; Waiver of Rights. Each Grantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Grantor and without notice to or further assent by any Grantor, (a) any demand for payment of any of the Obligations made by the Collateral Agent or any other Secured Party may be rescinded by such party and any of the Obligations continued, (b) the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Collateral Agent or any other Secured Party, (c) the Credit Agreement, the other Credit Documents and any other documents executed and delivered in connection therewith may, in accordance with Section 13.1 of the Credit Agreement, be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders, as the case may be) may deem advisable from time to time and (d) any collateral security, guarantee or right of offset at any time held by the Collateral Agent or any other Secured Party for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Collateral Agent nor any other Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Security Agreement or any property subject thereto. When making any demand hereunder against any Grantor, the Collateral Agent or any other Secured Party may, but shall be under no obligation to, make a similar demand on any Grantor or any other Person, and any failure by the Collateral Agent or any other Secured Party to make any such demand or to collect any payments from any Grantor or any other Person or any release of any Grantor or any other Person shall not relieve any Grantor in respect of which a demand or collection is not made or any Grantor not so released of its several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Collateral Agent or any other Secured Party against any Grantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

6.           The Collateral Agent.

6.1         Collateral Agent’s Appointment as Attorney-in-Fact, etc.

(a)         Each Grantor hereby appoints, which appointment is irrevocable and coupled with an interest, and shall automatically terminate with respect to such Grantor on the Termination Date or, if sooner, upon the termination or release of such Grantor hereunder pursuant to Section 6.5, effective upon the occurrence and during the continuance of an Event of Default and subject to the terms of the Intercreditor Agreement, the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or advisable to accomplish the purposes of this Security Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Collateral Agent the power and right, on behalf of such Grantor, either in the Collateral Agent’s name or in the name of such Grantor or otherwise, without assent by such Grantor, to do any or all of the following, in each case after the occurrence and during the continuance of an Event of Default, subject to the terms of the Intercreditor Agreement, and after written notice by the Collateral Agent to the Borrower and any applicable Grantor of its intent to do so:

(i)          take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account constituting Collateral or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under any Account constituting Collateral or with respect to any other Collateral whenever payable;

(ii)         in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent’s and the Secured Parties’ Security Interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

(iii)        upon at least three (3) Business Days’ prior written notice, pay or discharge taxes and Liens levied or placed on or threatened against the Collateral (other than taxes not required to be discharged under the Credit Agreement and other than Permitted Liens);

(iv)        execute, in connection with any sale provided for in Section 5.5, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral;

(v)         obtain and adjust insurance required to be maintained by such Grantor pursuant to Section 9.3 of the Credit Agreement;

(vi)        direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct;

(vii)       ask or demand for, collect and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral;

(viii)      sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral;

(ix)        commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral;

(x)         defend any suit, action or proceeding brought against such Grantor with respect to any Collateral (with such Grantor’s consent to the extent such action or its resolution could materially affect such Grantor or any of its Affiliates in any manner other than with respect to its continuing rights in such Collateral);

(xi)        settle, compromise or adjust any such suit, action or proceeding with respect to the Collateral and, in connection therewith, give such discharges or releases as the Collateral Agent may deem appropriate (with such Grantor’s consent to the extent such action or its resolution could materially affect such Grantor or any of its Affiliates in any manner other than with respect to its continuing rights in such Collateral); and

(xii)       generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and do, at the Collateral Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things that the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent’s and the Secured Parties’ Security Interests therein and to effect the intent of this Security Agreement, all as fully and effectively as such Grantor might do.

Anything in this Section 6.1(a) to the contrary notwithstanding, the Collateral Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 6.1(a) unless an Event of Default shall have occurred and be continuing and after the expiration of any notice periods otherwise required hereunder or under any other Credit Document.

(b)         Subject to any limitations of the Collateral Agent to take actions as set forth in clause (a), if any Grantor fails to perform or comply with any of its agreements contained herein within a reasonable period of time after the Collateral Agent has requested it to do so, the Collateral Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

(c)         The reasonable and documented out-of-pocket expenses of the Collateral Agent, in each case subject to the limitations on reimbursement of costs and expenses set forth in Section 13.5 of the Credit Agreement, incurred in connection with actions undertaken as provided in this Section 6.1, together with interest thereon at a rate per annum equal to the highest rate per annum at which interest would then be payable on any category of past due ABR Loans under the Credit Agreement, from the date of payment by the Collateral Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Collateral Agent within ten (10) Business Days of receipt by Holdings of an invoice setting forth such expense in reasonable detail.

(d)         Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Security Agreement are coupled with an interest and are irrevocable until this Security Agreement is terminated and the Security Interests created hereby are released.

6.2         Duty of Collateral Agent. The Collateral Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property. Neither the Collateral Agent, any Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Collateral Agent and the Secured Parties hereunder are solely to protect the Collateral Agent’s and the Secured Parties’ interests in the Collateral and shall not impose any duty upon the Collateral Agent or any Secured Party to exercise any such powers. The Collateral Agent and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own respective gross negligence or willful misconduct as determined in a final non-appealable judgment of a court of competent jurisdiction. The Collateral Agent shall not be responsible for or have any duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Collateral Agent’s Lien thereon, or any certificate prepared by any Credit Party in connection therewith, nor shall the Collateral Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral.

6.3         Authority of Collateral Agent. Each Grantor acknowledges that the rights and responsibilities of the Collateral Agent under this Security Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Security Agreement shall, as between the Collateral Agent and the Secured Parties, be governed by the Intercreditor Agreement and the Credit Agreement, and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Grantors, the Collateral Agent shall be conclusively presumed to be acting as agent for the applicable Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

6.4         Security Interest Absolute. All rights of the Collateral Agent hereunder, the Security Interest and all obligations of the Grantors hereunder shall be absolute and unconditional.

6.5         Continuing Security Interest; Assignments Under the Credit Agreement; Release.

(a)         This Security Agreement shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Grantor and the successors and assigns thereof and shall inure to the benefit of the Collateral Agent and the other Secured Parties and their respective successors, indorsees, transferees and assigns permitted under the Credit Agreement until the date on which all Obligations under the Credit Documents (other than, in each case, any contingent indemnity obligations not then due) shall have been satisfied by payment in full and the Commitments shall have been terminated (such date, the “Termination Date”), notwithstanding that from time to time during the term of the Credit Agreement, the Credit Parties may be free from any Obligations.

(b)         A Grantor shall automatically be released from its obligations hereunder as it relates to the Obligations (as defined in the Credit Agreement) if it ceases to be a Credit Party in accordance with Section 13.1 of the Credit Agreement.

(c)          The Security Interest granted hereby in any Collateral shall automatically be released as it relates to the Obligations (i) to the extent provided in Section 13.1 of the Credit Agreement and (ii) upon the effectiveness of any written consent to the release of the Security Interest granted hereby in such Collateral pursuant to Section 13.1 of the Credit Agreement. Any such release in connection with any sale, transfer or other disposition of such Collateral permitted under the Credit Agreement to a Person that is not a Credit Party shall result in such Collateral being sold, transferred or disposed of, as applicable, free and clear of the Lien and Security Interest created hereby.

(d)         In connection with any termination or release pursuant to paragraph (a), (b) or (c), the Collateral Agent shall execute and deliver to any Grantor, at such Grantor’s expense, all documents that such Grantor shall reasonably request to evidence such termination or release subject to, if reasonably requested by the Collateral Agent, the Collateral Agent’s receipt of a certification by the Borrower and the applicable Grantor stating that such transaction is in compliance with the Credit Agreement and the other Credit Documents. Any execution and delivery of documents pursuant to this Section 6.5 shall be without recourse to or warranty by the Collateral Agent.

6.6         Reinstatement. Each Grantor further agrees that, if any payment made by any Credit Party or other Person and applied to the Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of Collateral are required to be returned by any Secured Party to such Credit Party, its estate, trustee, receiver or any other Person, including any Grantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, any Lien or other Collateral securing such liability shall be and remain in full force and effect, as fully as if such payment had never been made or, if prior thereto the Lien granted hereby or other Collateral securing such liability hereunder shall have been released or terminated by virtue of such cancellation or surrender, such Lien or other Collateral shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect any Lien or other Collateral securing the obligations of any Grantor in respect of the amount of such payment.

7.           Collateral Agent As Agent.

(a)         Morgan Stanley Senior Funding, Inc. has been appointed to act as the Collateral Agent under the Credit Agreement, by the Lenders under the Credit Agreement and, by their acceptance of the benefits hereof, the other Secured Parties. The Collateral Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including the release or substitution of Collateral), solely in accordance with this Security Agreement and the Credit Agreement, provided that the Collateral Agent shall exercise, or refrain from exercising, any remedies provided for in Section 5 in accordance with the instructions of Required Lenders. In furtherance of the foregoing provisions of this Section 7(a), each Secured Party, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, except to the extent specifically set forth in Section 5 of the Guarantee, it being understood and agreed by such Secured Party that all rights and remedies hereunder may be exercised solely by the Collateral Agent for the ratable benefit of the applicable Lenders and Secured Parties in accordance with the terms of this Section 7(a).

(b)         The Collateral Agent shall at all times be the same Person that is the Collateral Agent under the Credit Agreement. Written notice of resignation by the Collateral Agent pursuant to Section 12.9 of the Credit Agreement shall also constitute notice of resignation as Collateral Agent under this Security Agreement; removal of the Collateral Agent shall also constitute removal under this Security Agreement; and appointment of a Collateral Agent pursuant to Section 12.9 of the Credit Agreement shall also constitute appointment of a successor Collateral Agent under this Security Agreement. Upon the acceptance of any appointment as Collateral Agent under Section 12.9 of the Credit Agreement by a successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Collateral Agent under this Security Agreement, and the retiring or removed Collateral Agent under this Security Agreement shall promptly (i) transfer to such successor Collateral Agent all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Collateral Agent under this Security Agreement and (ii) execute and deliver to such successor Collateral Agent or otherwise authorize the filing of such amendments to financing statements and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Collateral Agent of the Security Interests created hereunder, whereupon such retiring or removed Collateral Agent shall be discharged from its duties and obligations under this Security Agreement. After any retiring or removed Collateral Agent’s resignation or removal hereunder as Collateral Agent, the provisions of this Security Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Security Agreement while it was Collateral Agent hereunder.

(c)          Neither the Collateral Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be liable to any party for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any Security Document (except for its or such other Person’s own gross negligence or willful misconduct, as determined in a final non-appealable judgment of a court of competent jurisdiction).

8.           Miscellaneous.

8.1         Intercreditor Agreement. Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the Collateral Agent pursuant to this Security Agreement are expressly subject and subordinate to the liens and security interests granted in favor of the Senior Secured Parties (as defined in the Intercreditor Agreement), including liens and security interests granted to Morgan Stanley Senior Funding, Inc., as collateral agent, pursuant to or in connection with the First Lien Credit Agreement, and (ii) the exercise of any right or remedy by the Collateral Agent hereunder, is subject to the limitations and provisions of the Intercreditor Agreement then in effect. In the event of any conflict between the terms of the Intercreditor Agreement then in effect and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern and control. Notwithstanding anything to the contrary herein, prior to the Discharge of Senior Obligations (as defined in the Intercreditor Agreement), the requirements of this Security Agreement to deliver possession of Collateral to the Collateral Agent shall be deemed satisfied by the delivery of possession of such Collateral to a Senior Representative (as defined in the Intercreditor Agreement) and as bailee for the Collateral Agent as provided in the the Intercreditor Agreement.

8.2         Amendments in Writing. None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the affected Grantor and the Collateral Agent in accordance with Section 13.1 of the Credit Agreement.

8.3         Notices. All notices, requests and demands pursuant hereto shall be made in accordance with Section 13.2 of the Credit Agreement. All communications and notices hereunder to (i) any Grantor shall be given to it in care of Holdings at Holdings’ address set forth in Section 13.2 of the Credit Agreement.

8.4         No Waiver by Course of Conduct; Cumulative Remedies. Neither the Collateral Agent nor any Secured Party shall by any act (except by a written instrument pursuant to Section 8.2), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Collateral Agent or such other Secured Party would otherwise have on any future occasion. The rights, remedies, powers and privileges herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

8.5         Enforcement Expenses; Indemnification.

(a)         Each Grantor agrees to pay any and all reasonable and documented out of pocket expenses (including all reasonable and documented fees and disbursements of counsel) that may be paid or incurred by any Secured Party in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, such Grantor under this Security Agreement, in each case subject to the limitations on reimbursement of costs and expenses set forth in Section 13.5 of the Credit Agreement.

(b)         Each Grantor agrees to pay, and to save the Collateral Agent and the Secured Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Security Agreement to the extent the Credit Parties would be required to do so pursuant to Section 13.5 of the Credit Agreement.

(c)         The agreements in this Section 8.5 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Credit Documents.

8.6         Successors and Assigns. The provisions of this Security Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Grantor may assign, transfer or delegate any of its rights or obligations under this Security Agreement without the prior written consent of the Collateral Agent except pursuant to a transaction permitted by the Credit Agreement.

8.7         Counterparts. This Security Agreement may be executed by one or more of the parties to this Security Agreement on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Security Agreement signed by all the parties shall be lodged with the Collateral Agent and Holdings.

8.8         Severability. Any provision of this Security Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

8.9         Section Headings. The Section headings used in this Security Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

8.10       Integration. This Security Agreement together with the other Credit Documents represents the agreement of each of the Grantors with respect to the subject matter hereof and there are no promises, undertakings, representations or warranties by the Collateral Agent or any other Secured Party relative to the subject matter hereof not expressly set forth herein or in the other Credit Documents.

8.11       GOVERNING LAW. THIS SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

8.12       Submission To Jurisdiction Waivers. Each party hereto hereby irrevocably and unconditionally:

(a)         submits for itself and its property in any legal action or proceeding relating to this Security Agreement and the other Credit Documents to which it is a party to the exclusive general jurisdiction of the courts of the State of New York or the courts of the United States for the Southern District of New York, in each case sitting in New York City in the Borough of Manhattan, and appellate courts from any thereof;

(b)         consents that any such action or proceeding may be brought in such courts and waives (to the extent permitted by applicable law) any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same or to commence or support any such action or proceeding in any other courts;

(c)         agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address referred to in Section 8.3 or at such other address of which the Collateral Agent shall have been notified pursuant thereto;

(d)         agrees that nothing herein shall affect the right of any other party hereto (or any Secured Party) to effect service of process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any Grantor in any other jurisdiction; and

(e)         waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 8.12 any special, exemplary, punitive or consequential damages.

8.13       Acknowledgments.  Each party hereto hereby acknowledges that:

(a)          it has been advised by counsel in the negotiation, execution and delivery of this Security Agreement and the other Credit Documents to which it is a party;

(b)         neither the Collateral Agent nor any other Secured Party has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Security Agreement or any of the other Credit Documents, and the relationship between the Grantors, on the one hand, and the Collateral Agent and the other Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c)         no joint venture is created hereby or by the other Credit Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders and any other Secured Party or among the Grantors and the Lenders and any other Secured Party.

8.14       Additional Grantors. Each Subsidiary that is required to become a party to this Security Agreement pursuant to Section 9.11 of the Credit Agreement shall become a Subsidiary Grantor, with the same force and effect as if originally named as a Grantor herein, for all purposes of this Security Agreement upon execution and delivery by such Subsidiary of a written supplement substantially in the form of Annex A hereto. The execution and delivery of any instrument adding an additional Grantor as a party to this Security Agreement shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Security Agreement.

8.15       WAIVER OF JURY TRIAL.    EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS SECURITY AGREEMENT, ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the undersigned has caused this Security Agreement to be duly executed and delivered as of the date first above written.

NAUTILUS ACQUISITION HOLDINGS, INC.
as a Grantor

By:
/s/ Adam Waglay
Name: Adam Waglay
Title: Vice President

NAUTILUS MERGER SUB, INC.,
as a Grantor

By:
/s/ Adam Waglay
Name: Adam Waglay
Title: Vice President

[signature page of Second Lien Security Agreement]

VISION HOLDING CORP.,
as a Grantor

By:
/s/ L. Reade Fahs, Jr.
Name: L. Reade Fahs, Jr.
Title: President and Chief Executive Officer

AMERICA’S BEST MCHENRY IL, LLC,
as a Grantor

By:
/s/ L. Reade Fahs, Jr.
Name: L. Reade Fahs, Jr.
Title: President and Chief Executive Officer

NATIONAL VISION, INC.,
as a Grantor

By:
/s/ L. Reade Fahs, Jr.
Name: L. Reade Fahs, Jr.
Title: Chief Executive Officer

CONSOLIDATED VISION GROUP, INC.,
as a Grantor

By:
/s/ L. Reade Fahs, Jr.
Name: L. Reade Fahs, Jr.
Title: Chief Executive Officer

EYEGLASS WORLD, LLC,
as a Grantor

By:
/s/ L. Reade Fahs, Jr.
Name: L. Reade Fahs, Jr.
Title: President and Chief Executive Officer

[signature page of Second Lien Security Agreement]

OPTI-VISION FINANCE SERVICES, LLC,
as a Grantor

By:
/s/ L. Reade Fahs, Jr.
Name: L. Reade Fahs, Jr.
Title: President and Chief Executive Officer

ARLINGTON CONTACT LENS SERVICE, INC.
as a Grantor

By:
/s/ Peter M. Clarkson
Name: Peter M. Clarkson
Title: President

VC IV, LLC,
as a Grantor

By:
/s/ L. Reade Fahs, Jr.
Name: L. Reade Fahs, Jr.
Title: President and Chief Executive Officer

NVAL HEALTHCARE SYSTEMS, INC.,
as a Grantor

By:
/s/ L. Reade Fahs, Jr.
Name: L. Reade Fahs, Jr.
Title: President and Chief Executive Officer

INTERNATIONAL VISION ASSOCIATIONS, LTD.,
as a Grantor

By:
/s/ L. Reade Fahs, Jr.
Name: L. Reade Fahs, Jr.
Title: President and Chief Executive Officer

[signature page of Second Lien Security Agreement]

MORGAN STANLEY SENIOR FUNDING, INC.,
as the Collateral Agent

By:
/s/ Julie Lilienfeld
Name: Julie Lilienfeld
Title: Authorized Signatory

[signature page of Second Lien Security Agreement]

ANNEX A TO THE
SECURITY AGREEMENT

SUPPLEMENT NO. [__] dated as of [__], 20[__] (this “Supplement”), to the Second Lien Security Agreement dated as of March 13, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among Nautilus Acquisition Holdings, Inc., a Delaware corporation (“Holdings”), Nautilus Merger Sub, LLC, a Delaware limited liability company (“MergerSub”), Vision Holding Corp., a Delaware corporation (the “Company”), National Vision, Inc., a Georgia corporation (“NVI”), each of the Subsidiaries listed on the signature pages hereto or that becomes a party hereto pursuant to Section 8.14 (each such entity being a “Subsidiary Grantor” and, collectively, the “Subsidiary Grantors”; the Subsidiary Grantors, Holdings, MergerSub and the Company are referred to collectively as the “Grantors”), and Morgan Stanley Senior Funding, Inc., as collateral agent (in such capacity, the “Collateral Agent”) for the benefit of the Secured Parties.

A.          Reference is made to the Second Lien Credit Agreement dated as of March 13, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Holdings, MergerSub, the Company, NVI, the Lenders from time to time party thereto and Morgan Stanley Senior Funding, Inc., as the Administrative Agent and the Collateral Agent.

B.          Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement.

C.          The Grantors have entered into the Security Agreement in order to induce the Administrative Agent, the Collateral Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective Loans to the Borrower.

D.          Section 9.11 of the Credit Agreement and Section 8.14 of the Security Agreement provide that each Subsidiary that is required to become a party to the Security Agreement pursuant to Section 9.11 of the Credit Agreement shall become a Subsidiary Grantor, with the same force and effect as if originally named as a Subsidiary Grantor therein, for all purposes of the Security Agreement upon execution and delivery by such Subsidiary of an instrument in the form of this Supplement. Each undersigned Subsidiary (each a “New Grantor”) is executing this Supplement in accordance with the requirements of the Security Agreement to become a Subsidiary Grantor under the Security Agreement in order to induce the Lenders to make Loans.

Accordingly, the Collateral Agent and the New Grantors agree as follows:

SECTION 1.       In accordance with Section 8.14 of the Security Agreement, each New Grantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and each New Grantor hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, each New Grantor, as security for the payment and performance in full of the Obligations, does hereby grant to the Collateral Agent for the benefit of the Secured Parties, a Security Interest in all of the Collateral of such New Grantor, in each case whether now or hereafter existing or in which it now has or hereafter acquires an interest. Each reference to a “Grantor” in the Security Agreement shall be deemed to include each New Grantor. The Security Agreement is hereby incorporated herein by reference.

SECTION 2.       Each New Grantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency or similar laws affecting creditors’ rights generally and general equitable principles.

SECTION 3.       This Supplement may be executed by one or more of the parties to this Supplement on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Supplement signed by all the parties shall be lodged with the Collateral Agent and Holdings. This Supplement shall become effective as to each New Grantor when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of such New Grantor and the Collateral Agent.

SECTION 4.       Such New Grantor hereby represents and warrants that (a) as of the date hereof, set forth on Schedule I hereto is (i) its exact legal name, as such name appears in its respective certificate of incorporation or formation or any other organizational document filed in its jurisdiction of incorporation, formation or organization, (ii) its type of organization, (iii) its organizational identification number, if any, (iv) its jurisdiction of formation and (v) the address of its chief executive office and (b) as of the date hereof (i) Schedule II hereto lists all of each New Grantor’s registered Copyrights (and all applications therefor), (ii) Schedule III hereto lists all of each New Grantor’s Patents (and all applications therefor), (iii) Schedule IV hereto lists all of each New Grantor’s registered Trademarks (and all applications therefor), and (vii) Schedule V hereto lists all of each New Grantor’s Commercial Tort Claims with a claim value of $10,000,000 or more.

SECTION 5.       Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

SECTION 6.    THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.       Any provision of this Supplement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and in the Security Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8.       All notices, requests and demands pursuant hereto shall be made in accordance with Section 13.2 of the Credit Agreement. All communications and notices hereunder to each New Grantor shall be given to it in care of Holdings at Holdings’ address set forth in Section 13.2 of the Credit Agreement.

SECTION 9.       Notwithstanding anything herein to the contrary, the liens and security interests granted to the Collateral Agent pursuant to the Security Agreement are expressly subject and subordinate to the liens and security interests granted in favor of the Senior Secured Parties (as defined in the Intercreditor Agreement), including liens and security interests granted to Goldman Sachs Bank USA, as administrative agent, pursuant to or in connection with the First Lien Credit Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each New Grantor and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

[NAME OF NEW GRANTOR],
as the New Grantor

By:
Name:
Title:

MORGAN STANLEY SENIOR FUNDING, INC.,
as the Collateral Agent

By:
Name:
Title:

SCHEDULE I
TO SUPPLEMENT NO. [__] TO THE
SECURITY AGREEMENT

COLLATERAL

Legal Name	Jurisdiction of Incorporation or Organization	Type of Organization or Corporate Structure	Organizational Identification Number

SCHEDULE II
TO SUPPLEMENT NO. [__] TO THE
SECURITY AGREEMENT

U.S. REGISTERED COPYRIGHTS

Registrations:

OWNER	REGISTRATION NUMBER	TITLE

SCHEDULE III
TO SUPPLEMENT NO. [__] TO THE
SECURITY AGREEMENT

U.S. PATENTS AND PATENT APPLICATIONS

OWNER	APPLICATION NUMBER	REGISTRATION NUMBER	TITLE

SCHEDULE IV
TO SUPPLEMENT NO. [__] TO THE
SECURITY AGREEMENT

U.S. REGISTERED TRADEMARKS AND TRADEMARK APPLICATIONS

OWNER	APPLICATION NUMBER	REGISTRATION NUMBER	TRADEMARK

SCHEDULE V
TO SUPPLEMENT NO. [__] TO THE
SECURITY AGREEMENT

COMMERCIAL TORT CLAIMS

ANNEX B TO THE
SECURITY AGREEMENT

FORM OF SECOND LIEN GRANT OF
SECURITY INTEREST IN [TRADEMARK/PATENT/COPYRIGHT] RIGHTS

This SECOND LIEN GRANT OF SECURITY INTEREST IN [TRADEMARK/ PATENT/ COPYRIGHT] RIGHTS (this “Agreement”), dated as of [__], 20[__], is made by [__], a [__] (the “Grantor”), in favor of Morgan Stanley Senior Funding, Inc., as collateral agent (in such capacity, the “Agent”) for the several banks and other financial institutions (the “Lenders”) from time to time parties to the Second Lien Credit Agreement, dated as of March 13, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Nautilus Acquisition Holdings, Inc., a Delaware corporation (“Holdings”), Nautilus Merger Sub, LLC, a Delaware limited liability company (“MergerSub”), Vision Holding Corp., a Delaware corporation (the “Company”), National Vision, Inc., a Georgia corporation (“NVI”), the Lenders from time to time party thereto, and Morgan Stanley Senior Funding, Inc., as the Administrative Agent and the Collateral Agent.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make loans to the Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS, in connection with the Credit Agreement, each Grantor and any Subsidiaries that become a party thereto, have executed and delivered a Second Lien Security Agreement, dated as of [ ], 2014 in favor of the Agent (together with all amendments and modifications, if any, from time to time thereafter made thereto, the “Security Agreement”);

WHEREAS, pursuant to the Security Agreement, Grantor has pledged and granted to the Agent for the benefit of the Agent and the Secured Parties continuing security interest in all Intellectual Property, including the [Trademarks/Patents/Copyrights], that is not Excluded Property; and

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Lenders to make loans, Grantor agrees, for the benefit of the Agent and the Secured Parties, as follows:

1.           Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided or provided by reference in the Credit Agreement and the Security Agreement.

2.           Grant of Security Interest. Grantor hereby grants a security interest in all of Grantor’s right, title and interest in, to and under the [Trademarks/Patents/Copyrights] that are not Excluded Property (including, without limitation, those items listed on Schedule A hereto), including [the goodwill associated with such Trademarks and]1 the right to receive all Proceeds therefrom (collectively, the “Collateral”), to the Agent for the benefit of the Secured Parties as collateral security for payment and performance when due of the Obligations[; provided that, applications in the United States Patent and Trademark Office to register trademarks or service marks on the basis of Grantor’s “intent to use” such trademarks or service marks will not be deemed to be Collateral unless and until an amendment to allege use or a statement of use has been filed and accepted by the United States Patent and Trademark Office, whereupon such application shall be automatically subject to the security interest granted herein and deemed to be included in the Collateral.]2

1 Language applicable to Grant of Security Interest in Trademark Rights

3.           Purpose. This Agreement has been executed and delivered by Grantor for the purpose of recording the grant of security interest herein with the United States [Patent and Trademark][Copyright] Office. The security interest granted hereby has been granted to the Secured Parties in connection with the Security Agreement and is expressly subject to the terms and conditions thereof. The Security Agreement (and all rights and remedies of the Secured Parties thereunder) shall remain in full force and effect in accordance with its terms.

4.           Acknowledgment. Grantor does hereby further acknowledge and affirm that the rights and remedies of the Secured Parties with respect to the security interest in the Collateral granted hereby are more fully set forth in the Credit Agreement and the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the terms of the Security Agreement, the terms of the Security Agreement shall govern.

5.           Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together constitute one and the same original.

6.           Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

2 Language applicable to Grant of Security Interest in Trademark Rights

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

[__],
as the Grantor

By:
Name:
Title:

[Grant of Security Interest in [Trademark/Patent/Copyright] Rights]

MORGAN STANLEY SENIOR FUNDING, INC.,
as the Collateral Agent

By:
Name:
Title:

[Grant of Security Interest in [Trademark/Patent/Copyright] Rights]

SCHEDULE A

U.S. [Patent/Trademark/Copyright] Registrations and Applications

[For Patents:]

OWNER	APPLICATION NUMBER	REGISTRATION NUMBER	TITLE

[For Trademarks:]

OWNER	APPLICATION NUMBER	REGISTRATION NUMBER	TRADEMARK

[For Copyrights:]

OWNER	REGISTRATION NUMBER	TITLE